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                                                                    EXHIBIT 10.2


                             STOCKHOLDERS' AGREEMENT

         AGREEMENT, dated as of this 16th day of September, 1988, among:

         TRANSKARYOTIC THERAPIES, INC., (herein called the "Company"), a corporation organized under the laws of the State of Delaware and having its mailing address at, c/o Warburg, Pincus Capital Company, L.P., 466 Lexington Avenue, New York, New York 10017;

         WARBURG, PINCUS CAPITAL COMPANY, L.P., a Delaware limited partnership ("Warburg") having an address at 466 Lexington Avenue, New York, New York 10017; and

         Each of the individuals listed on Schedule I hereto (the "Individual Investors") (Warburg and the Individual Investors being herein referred to collectively as the "Stockholders").

         WHEREAS, the parties hereto collectively own all of the issued and outstanding capital stock of the Company as of the date hereof; and

         WHEREAS, such parties desire to promote their mutual interest and the interests of the Company by imposing certain obligations and restrictions on the shares of stock of the Company owned by the Company's stockholders and on the conduct of the Stockholders.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

1.       Definitions
         -----------

         As used herein, the following terms, unless the context clearly indicates otherwise, shall have the following meanings:

         (a) "COMMON STOCK" shall mean the Common Stock of the Company, $0.01 par value per share.

2.       Securities Act Matters
         ----------------------

         (a) Each Stockholder acknowledges on his or its own behalf that such Stockholder is holding the shares of capital stock of the Company owned by him or it for his or its own investment account. Each Stockholder has been advised that (i) his or its shares of capital stock of the Company have not been registered under the Securities Act of 1933, as amended (the "Act"), (ii) such shares may not be disposed of unless such shares are registered pursuant to the Act or an exemption from such registration is available, and that, the Company has no obligation or present intention of so registering such shares. Each Stockholder further understands that there is no assurance that any exemption from the Act will be available, or, if available, that such exemption will allow him or it to dispose of or otherwise transfer any or all of the shares of capital stock of the Company under the circumstances, in the amounts, or at the times such Stockholder might propose. Each Stockholder understands that at the present time Rule 144


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promulgated under the Act by the Securities and Exchange Commission ("Rule 144")
is not applicable to sales of the capital stock of the Company because it is not registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and there is not publicly available the information concerning the Company specified in Rule 144. Each Stockholder further acknowledges that the Company is not presently under any Obligation to register under Section 12 of the Exchange Act or to make publicly available the information specified in Rule 144 and that it may never be required to do so.

         (b) Each Stockholder severally covenants and agrees that such Stockholder shall not sell or otherwise distribute his or its shares of capital stock of the Company except in a transaction which, in the opinion of counsel for the Company, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder or pursuant to a then current and effective registration statement under the Act. The certificates evidencing the Stockholder's shares of capital stock of the Company will bear legends reflecting the foregoing restrictions on transfer as well as the legend described in Paragraph 6 hereof.

3.       Transfers of Stock
         ------------------

         No Individual Investor shall transfer any of the shares of capital stock of the Company owned by such Individual Investor (except to members of such Individual Investor's family or trusts therefor, PROVIDED in each instance that such transferee agrees to be bound by the provisions of this Agreement as if such transferee were an original signatory hereto), unless the Individual Investor desiring to make the transfer (hereinafter referred to as the "Transferor") shall have first made the offers to sell to the Company and then to the other Stockholders contemplated by this Paragraph 3, and such offers shall not have been accepted.

         (a) OFFER BY TRANSFEROR. (i) Copies of the Transferor's offer shall be given to the Company and the other Stockholders and shall consist of an offer to sell to the Company or, failing its election to purchase, then to the other Stockholders all of the shares then proposed to be transferred by the Transferor (the "Subject Shares") pursuant to a bona fide offer of a third party, to which copies shall be attached a statement of intention to transfer to such third party, the name and address of the prospective third party transferee, the number of shares of Common Stock involved in the proposed transfer, and terms of such transfer. (ii) If the Company shall not elect to purchase the Subject Shares or is legally unable to do so, the Transferor shall forthwith so notify the other Stockholders, whereupon the other Stockholders shall have the right to purchase such Shares in the proportions provided in subparagraph (h) below.

         (b) ACCEPTANCE OF OFFER. (i) Within 20 days after the receipt of the offer described in subparagraph (a)(i) above, the Company may, at its option, elect to purchase all, but not less than all, of the Subject Shares. The Company shall exercise such option by giving notice thereof to the Transferor and to the other Stockholders within such 20 day period. (ii) In the event that the Company does not exercise its option to purchase, the other Stockholders may exercise their election to purchase by giving notice thereof to the Transferor and to the Company within 15 days after receipt of notice from the Transferor in accordance with subparagraph (a)(ii) above to the effect that the Company did not exercise its option to purchase. (iii) In either event, the notice required to be given by the purchasing party or parties shall specify a date for the closing of the purchase which shall not be more than 20 days after the date of the giving of such notice.

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         (c) PURCHASE PRICE. The purchase price per share for the Subject Shares shall be the price per share offered to be paid by the prospective transferee described in the offer, which price shall be paid in cash or, if so provided in the offer of the prospective transferee, cash plus deferred payments of cash in the same proportions, and with the same terms of deferred payment as therein set forth.

         (d) CONSIDERATION OTHER THAN CASH. If the offer of Subject Shares under this Paragraph 3 is for consideration other than cash or cash plus deferred payments of cash, the Company or any purchasing Stockholders shall pay the cash equivalent of such other consideration. If the Transferor and the Company or any purchasing Stockholders cannot agree on the amount of such cash equivalent within 10 days after the beginning of the 20-day period under subparagraph
(b)(iii), any of such parties may, by 3 days' written notice to the other, initiate appraisal proceedings under subparagraph (e) for determination of the cash equivalent. The Company or any purchasing Stockholder may give notice to the Transferor revoking an election to purchase the Subject Shares within 10 days after determination of the appraised value, if they choose not to purchase the Subject Shares. The other purchasing parties shall then have 10 days in which to elect to purchase the Subject Shares not purchased because of such revocation.

         (e) APPRAISAL PROCEDURE. If any party shall initiate an appraisal procedure to determine the amount of the cash equivalent of any consideration for Subject Shares under subparagraph (d), then the Transferor, jointly on the one hand, and the Company or the purchasing Stockholders, jointly on the other hand, shall each promptly appoint as an appraiser an individual who shall be a member of a nationally-recognized investment banking firm. Each appraiser shall, within 30 days of appointment, separately investigate the value of the consideration for the Subject Shares as of the proposed transfer date and shall submit a notice of an appraisal of that value to each party. Each appraiser shall be instructed to determine such value without regard to income tax consequences to the Transferor as a result of receiving cash rather than other consideration. If the appraised values of such consideration (the "Earlier Appraisals") vary by less than 10%, the average of the two appraisals on a per share basis shall be controlling as the amount of the cash equivalent. If the appraised values vary by more than 10%, the appraisers, within 10 days of the submission of the last appraisal, shall appoint a third appraiser who shall be member of a nationally recognized investment banking firm. The third appraiser shall, within 30 days of his appointment, appraise the value of the consideration for the Subject Shares as of the proposed transfer date and submit notice of his appraisal to each party. The value determined by the third appraiser shall be controlling as the amount of the cash equivalent unless that value is greater than the two Earlier Appraisals, in which case the higher of the two Earlier Appraisals will control, and unless that value is lower than the two Earlier Appraisals, in which case the lower of the two Earlier Appraisals will control. If any party fails to appoint an appraiser or if one of the two initial appraisers fails after appointment to submit his appraisal within the required period, the appraisal submitted by the remaining appraiser shall be controlling. The cost of the foregoing appraisals shall be shared one-half by the Transferor and one-half by the Company or the purchasing Stockholders.

         (f) CLOSING OF PURCHASE. The closing of the purchase shall take place at the office of the Company or such other location as shall be mutually agreeable and the purchase price, to the extent comprised of cash, shall be paid at the closing, and cash equivalents and documents

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evidencing any deferred payments of cash permitted pursuant to subparagraph (c)
above shall be delivered at the closing. At the closing, the Transferor shall deliver to the purchaser(s) of the Subject Shares the certificates evidencing the Subject Shares to be conveyed, duly endorsed and in negotiable form with all the requisite documentary stamps affixed thereto.

         (g) RELEASE FROM RESTRICTION; TERMINATION OF RIGHTS. (i) If the offer is neither accepted by the Company nor by the other Stockholders, the Transferor may make a bona fide transfer to the prospective transferee named in the statement attached to the offer in accordance with the agreed upon terms of such transfer, provided, that (A) such transfer shall be made only -in strict accordance with the terms therein stated and (B) the transferee agrees, in writing, to be bound by the provisions of this Agreement as if he were an Individual Investor. However, if the Transferor shall fail to make such transfer within 30 days following the expiration of the time hereinabove provided for the election by the other Stockholders, such Shares shall again become subject to all the restrictions of this Paragraph 3.

         (h) RIGHT OF ELECTION. The right of each of the other Stockholders to elect to purchase Subject Shares as provided in this Paragraph 3 shall be, with respect to such number of Subject Shares so offered, in the same proportion as each such other Stockholder's shares of Common Stock bears to the total shares of Common Stock then owned by all Stockholders, and if one of such persons shall reject in whole or in part the shares j offered to him or it, then the other Stockholders shall be entitled to purchase all of the rejected stock offered, in the same proportion as each other Stockholder's then owned shares of Common Stock bears to the total shares of Common Stock owned by the other Stockholders who have not so rejected the stock offered, provided that the Transferor shall not be obliged to sell any of the Subject Shares so offered under this Paragraph 3 unless all of such offered Subject Shares are accepted for purchase by one or more of the Stockholders or the Company, as the case may be.

         (i) TERMINATION UPON PUBLIC OFFERING. The provisions of this Paragraph shall terminate simultaneously with the consummation of the first underwritten public offering of the Company's securities.

4.  Additional Shareholders
    -----------------------

         The Company covenants that it shall not issue or cause to be issued any shares of capital stock of the Company to any person who is an employee, consultant, officer or director of the Company unless as a condition to such issuance such person agrees to become a party to this Agreement and to be bound by all the obligations of an Individual Investor under this Agreement. Such agreement shall be evidenced by the execution of a counterpart signature page in the form of Exhibit B hereto. Stock certificates issued to such persons shall be marked as provided in Section 6 hereof. No shares of capital stock of the Company shall be transferred on the books of the Company until all the applicable provisions of this Agreement have been complied with.

5.  Reporting
    ---------

         The Company shall furnish to each of the Stockholders within 120 days after the end of its fiscal year, a copy of an annual report consisting of statements of income, stockholders'

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equity and changes in financial position of the Company and its subsidiaries, if any, for such year, all in reasonable detail, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing.

6.       Legends
         -------

         In addition to the legend described in Paragraph 2 hereof and any other legend which may be called for by the terms of any employment or consulting or Scientific Advisor agreement, the Company and each Individual Investor agree that certificates evidencing Common Stock held by Individual Investors will bear the following legend reflecting the provisions of this Agreement:

               "The shares of stock represented by this certificate are subject to all the terms of that certain Stockholders' Agreement, dated as of July _, 1988, among Transkaryotic Therapies, Inc. and certain of its Stockholders, a copy of which is on file at the office of Transkaryotic Therapies, Inc. Such agreement provides that the shares represented hereby are subject to rights of first refusal in favor of certain Stockholders and Transkaryotic Therapies, Inc."

7.       Notices
         -------

         All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given as delivered or mailed, registered mail, return receipt requested to the respective Stockholder at his or its address as shown at the beginning of this Agreement, on Schedule I hereto or on a counterpart signature page, or to such other addresses or persons as any such party shall have last designated by written notice to the other parties hereto. Any item so mailed shall be deemed to have been delivered on the third day following the date on which it was so mailed.

8.       Term
         ----

         The term of this Agreement shall commence on the date hereof and, except as otherwise herein expressly provided, shall continue as to each party to this Agreement for so long as any such party owns such stock of the Company.

9.       Assignment
         ----------

         This Agreement shall not be assignable by any party hereto, except that each Stockholder may assign all or any portion of its rights under this Agreement to any transferee of all or a portion of the shares of the Company's capital stock held by such Stockholder.

10.      Specific Performance
         --------------------

         The parties hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto by reason of a failure to perform any of the obligations under this Agreement. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement, and if any party hereto shall institute any

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action or proceeding to enforce the provisions hereof, any person (including the
Company) against ) whom such action or proceeding is brought hereby waives the claim or defense therein that such party has or have an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

11.      Modification
         ------------

         This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and shall not be modified or amended except by an instrument in writing signed by or on behalf of all of the then parties hereto.

12.      Prior Agreement
         ---------------

         This Agreement Supersedes any and all previously executed Stockholders Agreements between the Company and any signatory hereto, and from and after the date hereof, no party to such prior agreements shall have any further rights or obligations thereon.

13.      Governing Law
         -------------

         This Agreement shall be governed by, and construed and C enforced in accordance with, the laws of the State of Delaware.

14.      Counterparts
         ------------

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.      Paragraph Headings
         ------------------

         The paragraph headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provisions hereof. Reference to numbered paragraphs and subparagraphs and lettered exhibits refer to paragraphs and subparagraphs of this Agreement and exhibits annexed thereto.

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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date and year first above written.

                                        TRANSKARYOTIC THERAPIES INC.


                                        By: /s/ Peter Stalker, III
                                            ------------------------------
                                            Peter Stalker, III
                                            President



                                        WARBURG, PINCUS CAPITAL
                                        CAPITAL, L.P.


                                        By: /s/ Peter Stalker, III
                                            ------------------------------
                                            Vice President


INDIVIDUAL INVESTORS:

/s/ Richard F. Selden
- ----------------------------------
Dr. Richard Selden


/s/ Howard Goodman
- ----------------------------------
Dr. Howard Goodman


/s/ David Moore
- ----------------------------------
Dr. David Moore


/s/ Douglas Treco
- ----------------------------------
Dr. Douglas Treco

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                                   Schedule I
                                   ----------


                    Name and Address of Individual Investors


Warburg, Pincus Capital Company, L.P.
466 Lexington Avenue
New York, New York


Howard Goodman
#10 The Ledges Road
Newton Center
Boston, MA 02159


Dr. Richard Selden
123 Reed Street
Cambridge, MA 02140


Dr. David Moore
1 Longfellow Place #2415
Boston, MA 02114


Dr. Douglas Treco
71 Ansden Street
8 Arlington, MA 02174

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